SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2002

DIEDRICH COFFEE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21203	33-0086628

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2144 Michelson Drive
Irvine, California 92612
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 260-1600

ITEM 5.	OTHER EVENTS

     On March 20, 2002, Diedrich Coffee, Inc. (the “Company”) announced that its Chief Executive Officer, J. Michael Jenkins, was stepping down from his day-to-day role with the Company in order to continue to pursue a course of medical treatment prescribed by his physicians. In August 2001, the Company announced that Jenkins had been diagnosed with gastric cancer. He will continue to serve in an advisory capacity with the Company.

     As an interim measure and to assist senior management during the transition, the Company’s board of directors has asked Philip G. Hirsch to assume the role of Chief Executive Officer until a successor is appointed. The Company’s board of directors will establish a search committee and is beginning the process of evaluating potential candidates to succeed Mr. Jenkins as the permanent Chief Executive Officer.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2002	DIEDRICH COFFEE, INC.

	By:	/s/ Matthew C. McGuinness

Matthew C. McGuinness Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release